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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 21, 2006

                              Diomed Holdings, Inc.


           Delaware                    000-32045                 84-1480636
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                       1 Dundee Park
                        Andover, MA                               01810
         (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

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Item 7.01 Regulation FD Disclosure

On November 21, 2006, Diomed Holdings, Inc. issued a press release announcing that the court presiding over the patent infringement lawsuit filed by VNUS Medical Technologies, Inc. against Diomed and others issued a "Markman" order, construing certain language in the VNUS patents-in-suit. A copy of this press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1      Press Release Issued November 21, 2006


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Diomed Holdings, Inc.
                                        (Registrant)


Date: November 21, 2006                 By: /s/  DAVID B. SWANK
                                           -------------------------------------
                                        Name:    David B. Swank
                                        Title:   Chief Financial Officer


List of Exhibits:

99.1      Press Release Issued November 21, 2006